Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Quarterly Report of Triple-S Management Corporation (the Corporation) on Form 10-Q for the period ended March 31, 2004 as filed with the United States Securities and Exchange Commission on the date hereof (the Report), I, Juan José Román, Vice President of Finance and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:	May 12, 2004	By:	/s/ Juan J. Román

Juan J. Román
Vice President of Finance
and Chief Financial Officer

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